Western New England Bancorp, Inc.

Exhibit 99.2

Local banking is better than ever. INVESTOR PRESENTATION 3RD QUARTER 2026

FORWARD - LOOKING STATEMENTS 2 This Investor Presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, with respect to the Company’s financial condition, liquidity, results of operations, future performance, and business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to :  unpredictable changes in general economic or political conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ;  the possibility that future credit losses, loan defaults and charge - off rates are higher than expected due to changes in economic assumptions or adverse economic developments ;  general business and economic conditions on a national basis and in the local markets in which we operate, including those impacting credit quality ;  unstable political and economic conditions, including changes in tariff policies, which could materially impact credit quality trends and the ability to generate loans and gather deposits ;  inflation and governmental responses to inflation, including potential future increases in interest rates that reduce net interest margins ;  the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ;  changes in regulation, regulatory policy, legislation, accounting standards and practices, and fiscal monetary policy, particularly in light of the shift in presidential administrations and the potential for related shifts in agency policy and leadership ;  operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity incidents, technological integration, including AI, vendor issues, business interruption, and fraud risks ;  significant changes in accounting, tax or regulatory practices or requirements ;  new legal obligations or liabilities or unfavorable resolutions or litigation ;  disruptive technologies in payment systems and other services traditionally provided by financial institutions ;

FORWARD - LOOKING STATEMENTS 3  the risk that we may not be successful in the implementation of our business strategy ;  severe weather, natural disasters, pandemics, acts of war or terrorism and other external events which could significantly impact our business ;  declines in real estate values in the Company’s market area, which may adversely affect our loan production ;  decreases in the value of securities and other assets, or changes in the securities markets which affect investment management revenue ;  decreases in deposit levels necessitating increased borrowing to fund loans, investments and other needs ;  competitive pressures from other financial institutions ;  the soundness of other financial services institutions which may adversely affect our credit risk ;  failure or circumvention of our internal controls or procedures ;  the risk that goodwill and intangibles recorded in our financial statements will become impaired ;  increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ;  introduction of new lines of business or new products and services, which may subject us to additional risks ;  changes in key management personnel which may adversely impact our operations ; and  other risks and uncertainties detailed in Part 1 A “Risk Factors” of the Company’s 2025 Annual Report on Form 10 - K . Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements. You are cautioned not to place undue reliance on the se forward - looking statements, which speak only as of the date hereof. We do not undertake any obligation to republish revised for ward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law.

WHO WE ARE Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : Our core mission is to help customers succeed in our community, while creating and increasing shareholder value . The Company’s mission drives the outcome we envision for Western New England Bancorp . 4 70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lending Officer Kevin C . O’Connor, Executive Vice President & Chief Operating Officer John E . Bonini , Senior Vice President & General Counsel Filipe Goncalves, Senior Vice President & Chief Credit Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer Christine Phillips , Senior Vice President, Chief Human Resources Officer Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer 5

3Q2026 QUARTERLY EARNINGS 6 3Q2025 4Q2025 1Q2026 (2) 2Q2026 3Q2026 (1) ($ in thousands, except EPS) $ 18,092 $ 18,829 $ 18,825 $ 19,321 $ 19,994 Net interest income 1,293 (485) 75 1,557 (971) (Reversal of) provision for credit losses 3,173 3,173 3,433 3,394 3,906 Non - interest income 15,778 15,870 16,008 16,355 16,513 Non - interest expense 4,194 6,617 6,175 4,803 8,358 Income before taxes 1,027 1,408 1,398 1,205 2,059 Income tax expense $ 3,167 $ 5,209 $ 4,777 $ 3,598 $ 6,299 Net income $ 0.16 $ 0.26 $ 0.24 $ 0.18 $ 0.32 Diluted earnings per share (EPS) 0.46% 0.75% 0.71% 0.53% 0.91% Return on average assets (ROA) 5.20% 8.40% 7.77% 5.84% 10.05% Return on average equity (ROE) 2.81% 2.89% 2.95% 3.00% 3.07% Net interest margin 2.83% 2.91% 2.97% 3.02% 3.09% Net interest margin, tax - equivalent basis (3) (1) Non - interest income includes $712,000 in gains on the sale of two buildings located at 219 and 229 Exchange Street, Chicopee, MA . (2) Non - interest income includes $449,000 in gains on bank - owned life insurance death benefits. (3) See slides 36 - 38 for the related net interest margin calculations and a reconciliation of GAAP to non - GAAP financial measures.

NET INTEREST INCOME AND NET INTEREST MARGIN 7 $18.1 $18.8 $18.8 $19.3 $20.0 2.81% 2.89% 2.95% 3.00% 3.07% 2.75% 2.80% 2.85% 2.90% 2.95% 3.00% 3.05% 3.10% $14.0 $16.0 $18.0 $20.0 $22.0 $24.0 Net interest income ($) Net interest margin (%) ($ in millions) (1) See slides 36 - 38 for the related net interest margin calculation and a reconciliation of GAAP to non - GAAP financial measures . HIGHLIGHTS Net interest income, our primary driver of revenues, increased $ 1 . 9 million, or 10 . 5% , from $ 18 . 1 million for the three months ended September 30 , 2025 to $ 20 . 0 million for the three months ended September 30 , 2026 and increased $ 673 , 000 , or 3 . 5% , from the three months ended June 30 , 2026 . For the three months ended September 30 , 2026 , the net interest margin increased 26 basis points, from 2 . 81 % for the three months ended September 30 , 2025 to 3 . 07% , and increased seven basis points, from 3 . 00 % for the three months ended June 30 , 2026 .

TOTAL LOANS 8 Residential Real Estate 35% Home Equity Lines and Loans 7% CRE - Owner Occupied 40% CRE - Non - Owner Occupied 8% C&I 10% Consumer 0% Total Loans $2.2 Billion HIGHLIGHTS • Total loans increased $ 11 . 1 million, or 0 . 5% , from $ 2 . 2 billion, or 79 . 7 % of total assets, at December 31 , 2025 to $ 2 . 2 billion, or 79 . 8 % of total assets, at September 30 , 2026 . • Commercial and industrial loans (“C&I”) decreased $ 4 . 9 million, or 2 . 2% , to $ 216 . 9 million and represented 9 . 9 % of total loans . • Commercial real estate loans (“CRE”) decreased $ 40 . 6 million, or 3 . 7% , to $ 1 . 1 billion, and represented 48 . 3 % of total loans . • Residential real estate loans, including home equity loans, increased $ 57 . 3 million, or 6 . 7% , to $ 914 . 2 million, and represented 41 . 7 % of total loans . • Loan Mix : 58 . 2 % Commercial and 41 . 8 % Retail/Consumer . • Non - owner occupied CRE as a percentage of Total Bank Risk - Based Capital (“RBC”) (3) was 314 . 1 % at September 30 , 2026 . • Fixed rate ( 55% ) ; Adjustable ( 28% ) ; and Floating ( 17% ) . Weighted Average Rate on New Originations (2) Weighted Average Portfolio Rate as of September 30, 2026 Line of Business 6.51% 5.10% Commercial Real Estate 6.98% 6.34% Commercial and Industrial 6.30% 5.03% Residential Real Estate (1) Total loans as of September 30, 2026. (2) Yield on new originations for the 3rd quarter of 2026 (3) The total RBC ratio is based on Westfield Bank’s capital. Due to loan classifications, the percentage of total RBC may differ fr om the Call Report. (1)

TOTAL LOANS 9 $2,112 $2,167 $2,187 $2,190 $2,192 5.04% 5.06% 5.11% 5.14% 5.18% 4.90% 4.95% 5.00% 5.05% 5.10% 5.15% 5.20% 5.25% 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 $2,075 $2,100 $2,125 $2,150 $2,175 $2,200 AVERAGE LOANS OUTSTANDING ($ in millions) Average Loans Outstanding Average Loan Yield, Tax-Equivalent Basis (1) See slides 36 - 38 for the related average loan yield on a tax - equivalent basis calculation and a reconciliation of GAAP to non - GA AP financial measures. $2,128 $2,181 $2,198 $2,191 $2,192 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 $2,000 $2,025 $2,050 $2,075 $2,100 $2,125 $2,150 $2,175 $2,200 $2,225 PERIOD - END LOANS OUTSTANDING ($ in millions) The average loan yield, on a tax - equivalent basis, a non - GAAP financial measure (1) , increased 14 basis points from 5.04% for the three months ended September 30, 2025 to 5.18% for the three months ended September 30, 2026, while average loans increased $79.1 million, or 3.7%, during the same period.

COMMERCIAL AND INDUSTRIAL LOANS 10 $219 $222 $228 $234 $217 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 $205 $210 $215 $220 $225 $230 $235 $240 Total C&I loans decreased $ 4 . 9 million, or 2 . 2% , from $ 221 . 8 million, or 10 . 2 % of total loans, at December 31 , 2025 to $ 216 . 9 million, or 9 . 9 % of total loans, at September 30 , 2026 . During the three months ended September 20 , 2026 , C&I loans decreased $ 17 . 4 million, or 7 . 4% , primarily due to a decrease in line of credit usage during the period . ($ in millions)

COMMERCIAL & INDUSTRIAL PORTFOLIO (1) 11 (1) % of total loans as of September 30, 2026. Other , 2.3% Manufacturing , 2.4% Merchant Wholesalers , 1.8% Educational Services , 0.9% Construction, Sand and Gravel Mining , 0.7% Specialty Trade Contractors , 0.5% Healthcare , 0.5% Auto Sales/Service , 0.3% Heavy and Civil Engineering Construction , 0.4% HOTELS , 0.1%

COMMERCIAL REAL ESTATE LOANS 12 $194 $189 $183 $182 $179 $884 $910 $918 $883 $879 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 $- $200 $400 $600 $800 $1,000 $1,200 Owner Non-Owner At September 30 , 2026 , total CRE loans decreased $ 40 . 6 million, or 3 . 7% , to $ 1 . 1 billion from December 31 , 2025 . Non - owner occupied CRE loans decreased $ 31 . 1 million, or 3 . 4% , and owner - occupied CRE loans decreased $ 9 . 5 million, or 5 . 0% . The decrease in CRE loans was primarily driven by an increased level of CRE loan prepayments and a broader slowdown in CRE lending activity during the nine months ended September 30 , 2026 . Non - owner occupied CRE loans as a percentage of total RBC (1) decreased from 328 . 6 % at December 31 , 2025 to 314 . 1 % at September 30 , 2026 . ($ in millions) (1) The total RBC ratio is based on Westfield Bank’s capital. Due to loan classifications, the percentage of total RBC may d iff er from the Call Report.

COMMERCIAL REAL ESTATE LOANS (CRE) – SEPTEMBER 30, 2026 13 (1) The total RBC ratio is based on Westfield Bank’s capital. Due to loan classifications, the percentage of total RBC may d iff er from the Call Report. At September 30 , 2026 , the commercial real estate portfolio totaled $ 1 . 1 billion and represented 48 . 3 % of total loans . Of the $ 1 . 1 billion, $ 879 . 2 million, or 83 . 1 % of the CRE portfolio, was categorized as non - owner occupied and $ 179 . 3 million, or 16 . 9% , was categorized as owner occupied . % of Total Bank RBC (1) % of CRE Portfolio Total Owner Occupied Non - Owner Occupied Property Type ($ in thousands) 67.6% 17.9% $ 189,346 $ 21,115 $ 168,231 Office 61.8% 16.3% 172,955 - 172,955 Apartment 52.4% 13.8% 146,505 38,270 108,235 Industrial 41.2% 10.9% 115,198 4,907 110,291 Retail 29.1% 7.7% 81,365 5,306 76,059 Mixed Use 24.0% 6.4% 67,296 23,299 43,997 Other 21.9% 5.8% 61,478 53,831 7,647 Automotive Sales and Service 16.9% 4.5% 47,190 63 47,127 Self Storage 12.9% 3.4% 36,180 - 36,180 Hotel/Hospitality 12.6% 3.3% 35,389 6,501 28,888 Shopping Center 11.8% 3.1% 33,068 10,727 22,341 Warehouse 10.7% 2.8% 29,801 - 29,801 Adult Care/Assisted Living 9.0% 2.4% 25,021 15,290 9,731 School/Higher Education 6.3% 1.7% 17,698 - 17,698 Student Housing 378.2% 100.0% $ 1,058,490 $ 179,309 $ 879,181 Total commercial real estate loans 64.1% 314.1% % of Total RBC 16.9% 83.1% % of Total CRE Loans

CRE CONCENTRATION 14 (1) The total RBC ratio is based on Westfield Bank’s capital. Due to loan classifications, the percentage of total RBC may differ fr om the Call Report. $884 $910 $918 $883 $879 322% 329% 330% 318% 314% 290% 300% 310% 320% 330% 340% 350% $850 $860 $870 $880 $890 $900 $910 $920 $930 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 Non - Owner Occupied Commercial Real Estate as a Percent of Total RBC (1) ($ in millions) CRE Non-Owner Occupied CRE Non-Owner Occupied as a percentage of Risk-Based Capital

COMMERCIAL REAL ESTATE – NON - OWNER OCCUPIED – SEPTEMBER 30, 2026 15 At September 30 , 2026 , the non - owner occupied CRE portfolio totaled $ 879 . 2 million, or 314 . 1 % of total RBC . Of the $ 879 . 2 million, $ 473 . 4 million, or 53 . 8 % of non - owner occupied CRE, was concentrated in Massachusetts and $ 252 . 9 million, or 28 . 8 % of non - owner occupied CRE, was concentrated in Connecticut . At September 30 , 2026 , the non - owner occupied office portfolio totaled $ 168 . 2 million, or 60 . 1 % of total RBC with a weighted average LTV of 61 . 1% . The non - owner occupied apartment portfolio totaled $ 173 . 0 million, or 61 . 8 % of total RBC with a weighted average LTV of 50 . 6% . (1) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC may dif fer from the Call Report. (2) Weighted average LTV is based on the original appraisal and the current loan balance. Weighted Average Loan to Value % of Total Total Other ME RI NH CT MA Property Type (LTV) (2) RBC (1) ($ in thousands) 61.1% 60.1% $ 168,231 - $ 11,029 $ - $ 37,724 $ 57,281 $ 62,197 Office 50.6% 61.8% 172,955 - - 20,084 - 42,874 109,997 Apartment 49.0% 39.4% 110,291 - 13,286 5,955 13,538 25,154 52,358 Retail 52.8% 38.7% 108,235 4,397 - 11,196 - 34,203 58,439 Industrial 55.1% 27.2% 76,059 4,583 12,611 - 22,118 36,747 Mixed Use 53.9% 16.8% 47,127 - - - 760 9,171 37,196 Self Storage 50.5% 15.7% 43,997 - 113 653 3,617 39,614 Other 51.8% 12.9% 36,180 - - - - 16,677 19,503 Hotel/Hospitality 48.2% 10.3% 28,888 - - - - 19,033 9,855 Shopping Center 57.5% 10.7% 29,801 - - - 13,094 8,396 8,311 Adult Care/Assisted Living 41.1% 8.0% 22,341 836 - - - 4,808 16,697 Warehouse 54.5% 6.3% 17,698 337 - 2,655 7,499 7,207 Student Housing 41.9% 3.5% 9,731 - - - - - 9,731 School/Higher Education 64.4% 2.7% 7,647 - - - - 2,076 5,571 Automotive Sales and Service 53.3% 314.1% $ 879,181 $ 10,153 $ 24,428 $ 49,846 $ 68,424 $ 252,907 $ 473,423 Total non - owner occupied CRE

COMMERCIAL REAL ESTATE – OFFICE BUILDINGS – SEPTEMBER 30, 2026 16 (1) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC may dif fer from the Call Report. % of Total RBC (1) % of Office Portfolio Total Owner Occupied Non - Owner Occupied ($ in thousands) By Collateral Type 41.6% 61.5% $ 116,477 $ 10,693 $ 105,784 Office/Medical 3.9% 5.8% 10,967 7,479 3,488 Office/Professional Metro 13.0% 19.2% 36,408 2,738 33,670 Office/Professional Suburban 9.1% 13.5% 25,494 205 25,289 Office/Professional Urban 67.6% 100.0% $ 189,346 $ 21,115 $ 168,231 Total Office Portfolio 67.6% 7.5% 60.1% Percent of RBC % of Total RBC (1) % of Office Portfolio Total Owner Occupied Non - Owner Occupied ($ in thousands) By State 28.6% 42.3% $ 80,085 $ 17,888 $ 62,197 Massachusetts 21.6% 32.0% 60,508 3,227 57,281 Connecticut 13.5% 19.9% 37,724 - 37,724 New Hampshire 3.9% 5.8% 11,029 - 11,029 Other 67.6% 100.0% $ 189,346 $ 21,115 $ 168,231 Total Office Portfolio % of Total RBC (1) % of Office Portfolio Total Owner Occupied Non - Owner Occupied ($ in thousands) By Risk Rating 64.1% 94.9% $ 179,565 $ 20,855 $ 158,710 Pass - % - 66 - 66 Special Mention 3.5% 5.1% 9,715 260 9,455 Substandard 67.6% 100.0% $ 189,346 $ 21,115 $ 168,231 Total Office Portfolio As of September 30 , 2026 , the office portfolio totaled $ 189 . 3 million, or 67 . 6 % of total RBC . Non - owner occupied office totaled $ 168 . 2 million, or 60 . 1 % of total RBC, and owner - occupied office totaled $ 21 . 1 million, or 7 . 5 % of total RBC . Office exposure is concentrated in medical - office, totaling $ 116 . 5 million, or 61 . 5 % of the total office portfolio . Of the $ 189 . 3 million in total office, 42 . 3 % is concentrated in Massachusetts and 32 . 0 % is concentrated in Connecticut . The Company does not have any exposure in Greater Boston or New York . Of the $ 189 . 3 million in total office, 94 . 9 % of the office portfolio is in the pass - rated category and 5 . 1 % is in the substandard category .

RESIDENTIAL REAL ESTATE LOANS 17 $828 $857 $866 $889 $914 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 $780 $800 $820 $840 $860 $880 $900 $920 $940 At September 30 , 2026 , residential real estate loans, including home equity loans, increased $ 57 . 3 million, or 6 . 7% , from $ 856 . 9 million, or 39 . 3 % of total loans, at December 31 , 2025 to $ 914 . 2 million, or 41 . 7 % of total loans . At September 30 , 2026 , the Company serviced $ 71 . 9 million in loans sold to the secondary market, with servicing retained, which are not included on the Company’s balance sheet under residential real estate loans . Residential Real Estate 84% Home Equity 16% Residential Real Estate Loans As of September 30, 2026 ($ in millions)

INVESTMENT PORTFOLIO 18 The held - to - maturity (“HTM”) and available - for - sale (“AFS”) securities portfolio totaled $ 338 . 8 million and represented 12 . 4 % of total assets at September 30 , 2026 and $ 364 . 6 million, or 13 . 3 % of total assets, at December 31 , 2025 . The HTM unrealized losses, net of tax, were approximately $ 28 . 8 million, or 16 . 2% , of the total HTM amortized cost basis . If the HTM losses, net of tax, were included in capital, the losses would represent 11 . 1 % of Tier 1 capital and negatively impact tangible common equity (“TCE”), a non - GAAP financial measure, by 1 . 1% . (2) The AFS unrealized losses, net of tax, were approximately $ 23 . 1 million, or 12 . 1 % of the total AFS amortized cost basis . As a percentage of Tier 1 capital, the AFS unrealized losses, net of tax, represented 8 . 9 % of Tier 1 capital and negatively impacted TCE, a non - GAAP financial measure, by 0 . 8% . (2) (1) Tier 1 Capital represents Westfield Bank’s Tier 1 Capital as of September 30, 2026. (2) Impact to TCE is net of tax. TCE is a non - GAAP measure. See slides 36 - 38 for the related TCE calculation and a reconciliation o f GAAP to non - GAAP financial measures . The table below displays the investment portfolio as of September 30 , 2026 . Duration in Years Net of Tax Loss as a % of Tier 1 Capital (1) Net of Tax Loss as a % of Amortized Cost Basis Unrealized Loss (Net of Tax) % of Investment Portfolio (Amortized Cost Basis) Fair Value Amortized Cost Basis ( $ in millions) 6.8 11.1% (16.2%) ($28.8) 48.1% $138.3 $177.9 HTM 5.4 8.9% (12.1%) ($23.1) 51.9% $160.9 $191.9 AFS 6.1 20.0% (14.0%) ($51.9) 100.0% $299.2 $369.8 Total Investments

TOTAL DEPOSITS - SEPTEMBER 30, 2026 19 Time Deposits 30% Money Market 31% Demand (Non - interest - bearing) 25% Savings 8% Interest - bearing checking 6% Total Deposits $2.4 Billion HIGHLIGHTS • Average cost of total deposits decreased one basis point from 1 . 74 % for the three months ended June 30 , 2026 to 1 . 73 % for the three months ended September 30 , 2026 . • At September 30 , 2026 , period - end deposits increased $ 67 . 2 million, or 2 . 8% , from December 31 , 2025 , primarily driven by an increase in time deposits of $ 42 . 2 million, or 6 . 1% , and an increase in non - interest - bearing deposits of $ 20 . 7 million, or 3 . 5% . There were no brokered deposits at September 30 , 2026 or December 31 , 2025 . • At September 30 , 2026 , core deposits and non - interest - bearing deposits represented 69 . 8 % and 25 . 3 % of total deposits, respectively . The loan to deposit ratio was 90 . 4 % at September 30 , 2026 . • At September 30 , 2026 , uninsured deposits represented 30 . 8 % of total deposits . Uninsured amounts were based on the portion of customer account balances that exceeded the FDIC limit of $ 250 , 000 . At September 30 , 2026 , there was one consumer deposit relationship, which is our largest deposit relationship, with a household concentration comprising 6 . 1 % of total deposits, compared to 5 . 0 % of total deposits at December 31 , 2025 . The next largest deposit relationship is to a local municipality with a concentration of 1 . 2 % of total deposits at September 30 , 2026 and 1 . 9 % at December 31 , 2025 . Average Cost of Interest - Bearing Deposits Average Cost of Deposits for the Quarter - ended September 30, 2026 2.13% Money market 0.10% Savings 0.72% Interest - bearing checking 3.37% Time deposits 1.73% Total average cost of deposits

TOTAL DEPOSITS 20 $1,657 $1,671 $1,672 $1,666 $1,696 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 $1,630 $1,640 $1,650 $1,660 $1,670 $1,680 $1,690 $1,700 PERIOD - END CORE DEPOSITS Total deposits of $ 2 . 4 billion increased $ 67 . 2 million, or 2 . 8% , from December 31 , 2025 to $ 2 . 4 billion at September 30 , 2026 . Core deposits, which the Company defines as all deposits except time deposits, increased $ 25 . 0 million, or 1 . 5% , from $ 1 . 7 billion, or 70 . 8 % of total deposits, at December 31 , 2025 , to $ 1 . 7 billion, or 69 . 8 % of total deposits, at September 30 , 2026 . During the same period, time deposits increased $ 42 . 2 million, or 6 . 1% , from $ 689 . 9 million at December 31 , 2025 to $ 732 . 1 million at September 30 , 2026 . $693 $690 $710 $736 $732 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 $660 $670 $680 $690 $700 $710 $720 $730 $740 PERIOD - END TIME DEPOSITS ($ in millions)

AVERAGE TOTAL DEPOSITS 21 $1,744 $1,761 $1,759 $1,792 $1,804 $582 $596 $589 $593 $608 1.77% 1.73% 1.72% 1.74% 1.73% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 $2,500 AVERAGE DEPOSITS AND RATES ($ in millions) Interest-bearing deposits Non-interest-bearing deposits Average deposit cost Total average deposits, consisting of interest - bearing and non - interest - bearing deposits, increased $ 27 . 4 million, or 1 . 1% , from the three months ended June 30 , 2026 , to $ 2 . 4 billion for the three months ended September 30 , 2026 , and increased $ 86 . 8 million, or 3 . 7% , from the three months ended September 30 , 2025 . The average cost of deposits decreased one basis point, from 1 . 74 % for the three months ended June 30 , 2026 , to 1 . 73 % for the three months ended September 30 , 2026 and decreased four basis points from the three months ended September 30 , 2025 .

AVERAGE CORE AND TIME DEPOSITS 22 $1,633 $1,671 $1,656 $1,663 $1,678 1.04% 1.02% 1.02% 1.03% 1.01% 1.00% 1.00% 1.01% 1.01% 1.02% 1.02% 1.03% 1.03% 1.04% 1.04% 1.05% $1,500 $1,520 $1,540 $1,560 $1,580 $1,600 $1,620 $1,640 $1,660 $1,680 $1,700 AVERAGE CORE DEPOSITS AND RATES ($ in millions) During the three months ended September 30 , 2026 , average core deposits of $ 1 . 7 billion, including non - interest - bearing deposits, increased $ 15 . 0 million, or 0 . 9% , from the three months ended June 30 , 2026 and increased $ 44 . 5 million, or 2 . 7% , from the three months ended September 30 , 2025 . During the three months ended September 30 , 2026 , average time deposits of $ 735 . 0 million increased $ 12 . 4 million, or 1 . 7% , from the three months ended June 30 , 2026 . During the same period, the average cost of time deposits decreased one basis point to 3 . 37% . As of September 30 , 2026 , there was $ 174 . 6 million, or 23 . 8% , in time deposits scheduled to mature by December 31 , 2026 , with a weighted average rate of 3 . 41% . $693 $687 $692 $723 $735 3.51% 3.46% 3.41% 3.38% 3.37% 0.25% 0.75% 1.25% 1.75% 2.25% 2.75% 3.25% 3.75% $500 $600 $700 $800 AVERAGE TIME DEPOSITS AND RATES ($ in millions)

LOAN - TO - DEPOSIT RATIO 23 90.7% 92.5% 92.4% 91.4% 90.4% 89% 90% 90% 91% 91% 92% 92% 93% 93% Loan to Deposit Ratio 71% 71% 70% 69% 70% 30% 29% 30% 31% 30% 25% 25% 25% 25% 25% 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 0% 20% 40% 60% 80% Deposits as a Percent of Total Deposits Demand deposits as a percent of total deposits Time deposits as a percent of total deposits Core deposits as a percent of total deposits (1) Demand deposits are a subset of core deposits . (2) Core deposits are defined as all deposits except time deposits . (1) (2)

WHOLESALE FUNDING 24 $121 $106 $117 $63 $51 5.03% 4.96% 4.75% 5.15% 5.86% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 $25 $45 $65 $85 $105 $125 $145 $165 WHOLESALE FUNDING ( Includes $20 million in Subordinated Debt) ($ in millions) Wholesale Funding Average Cost of Funds At September 30 , 2026 , total borrowings decreased $ 55 . 1 million, or 51 . 9% , from $ 106 . 1 million at December 31 , 2025 to $ 51 . 0 million . At September 30 , 2026 , short - term borrowings decreased $ 7 . 1 million, or 53 . 7% , to $ 6 . 1 million, compared to $ 13 . 3 million at December 31 , 2025 . At September 30 , 2026 , long - term borrowings decreased $ 48 . 0 million, or 65 . 8% , from $ 73 . 0 million at December 31 , 2025 , to $ 25 . 0 million . At September 30 , 2026 and December 31 , 2025 , borrowings also consisted of $ 19 . 8 million in fixed - to - floating rate subordinated debt .

25 The Company’s liquidity position remains strong with solid core deposit relationships, cash, unencumbered securities and access to diversified borrowing sources . At September 30 , 2026 , the Company had available borrowing capacity with the FHLB of $ 615 . 6 million, including its overnight Ideal Way Line of Credit . At September 30 , 2026 , the Company had available borrowing capacity of $ 354 . 4 million from the Federal Reserve Discount Window, with no outstanding borrowings . At September 30 , 2026 , the Company also had available borrowing capacity of $ 25 . 0 million from two unsecured credit lines with correspondent banks, with no outstanding borrowings . At September 30 , 2026 , the Company had $ 1 . 2 billion in immediately available liquidity, and $ 749 . 1 million in uninsured deposits, or 30 . 8 % of total deposits, representing a coverage ratio of 162% . Uninsured amounts were based on the portion of customer account balances that exceeded the FDIC limit of $ 250 , 000 . The Company also had access to the brokered deposit market with approval from the Board of Directors to purchase brokered deposits in an amount not to exceed 10 % of total assets . At September 30 , 2026 , the Company did not have any brokered deposits . LIQUIDITY Net Available Amount in Use at September 30, 2026 Total Available ($ in millions) Internal Sources: $62.8 - $62.8 Cash and cash equivalents $155.7 - $155.7 Unpledged securities $0.4 - $0.4 Excess pledged securities External Sources: $615.6 $72.4 $688.0 FHLB (1) $354.4 - $354.4 FRB Discount Window Other Unsecured: $25.0 - $25.0 Correspondent banks $1,213.9 $72.4 $1,286.3 Total Liquidity $749.1 Uninsured deposits 162% Liquidity/Total (1) At September 30 , 2026 , there were $ 25 . 0 million in outstanding FHLB advances and $ 47 . 3 million in letters of credit to secure municipal deposits .

________ Source: SNL Financial as of June 30, 2026. Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Westfield branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA. DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA 26 Total Deposit Rank 2026 Parent Company Name Deposits in Market ($000) Market Share # of Branches 1 PeoplesBank 2,402,081 17.1% 11 1,762,519 13.1% 20 3 Westfield Bank 1,957,945 13.9% 20 2 TD Bank 2,232,072 15.9% 13 4 Bank of America 1,530,368 10.9% 8 5 M&T Bank 994,596 7.1% 13 6 Beacon Bank 990,283 7.0% 11 7 KeyBank 897,608 6.4% 7 8 Country Bank 735,193 5.2% 6 9 Monson Savings Bank 647,383 4.6% 4 10 Citizens Bank 641,218 4.6% 9 11 New Valley Bank & Trust 321,386 2.3% 3

ASSET QUALITY INDICATORS 27 3Q2026 2Q2026 1Q2026 4Q2025 3Q2025 ($ in thousands) $9,098 $4,658 $3,157 $3,145 $4,548 Total delinquent loans 0.41% 0.21% 0.14% 0.14% 0.21% Delinquent loans as a % of total loans $7,904 $7,759 $4,681 $5,162 $5,649 Nonaccrual loans 0.36% 0.35% 0.21% 0.24% 0.27% Nonaccrual loans as a % of total loans 0.29% 0.28% 0.17% 0.19% 0.21% Nonaccrual loans as a % of total assets At September 30 , 2026 , delinquent loans totaled $ 9 . 1 million, or 0 . 41 % of total loans, compared to $ 3 . 1 million, or 0 . 14 % of total loans, at December 31 , 2025 . Of the $ 9 . 1 million in delinquent loans, $ 6 . 7 million, or 74 . 1% , were residential real estate loans, which includes home equity loans . Of the $ 6 . 7 million in delinquent residential real estate loans, $ 1 . 4 million, or 20 . 9% , are 90 days or more past due . At September 30 , 2026 and December 31 , 2025 , the Company did not have any other real estate owned . At September 30 , 2026 , nonaccrual loans totaled $ 7 . 9 million, or 0 . 36 % of total loans, compared to $ 5 . 2 million, or 0 . 24 % of total loans, at December 31 , 2025 . The increase in nonaccrual loans was primarily attributable to a non - owner occupied commercial real estate participation loan relationship (“participation loan”) secured by an office building . In June 2026 , the Company was notified by the lead bank that the borrower filed for Chapter 11 Bankruptcy (“Bankruptcy Filing”) on June 4 , 2026 . Immediately prior to notification of the Bankruptcy Filing, the Company’s 40 % portion of the participation loan had a carrying value of $ 3 . 4 million and the borrower was then current with its scheduled payments . During the three months ended June 30, 2026, due to the Bankruptcy Filing, the Company downgraded the participation loan to substandard, placed the loan on nonaccrual status and recognized a partial charge - off of $1.8 million. At September 30, 2026, the Company’s portion of the remaining carrying value of the participation loan was $1.6 million. At September 30, 2026, the relationship is past due and on nonaccrual.

ASSET QUALITY INDICATORS 28 % of Loan Segment Total Past Due Greater Than 90 Days Past Due 60 – 89 Days Past Due 30 – 59 Days Past Due September 30, 2026 ($ in thousands) Commercial Real Estate Loans: 0.20% $ 1,720 $ - $ 505 $ 1,215 Non - Owner 0.20% 360 - 261 99 Owner 0.20% 2,080 - 766 1,314 Total Residential Real Estate: 0.62% 4,779 383 807 3,589 One - to - four family 1.35% 1,964 1,027 105 832 Home Equity 0.74% 6,743 1,410 912 4,421 Total 0.12% 270 - 256 14 Commercial and Industrial 0.24% 5 - - 5 Consumer 0.41% $ 9,098 $ 1,410 $ 1,934 $ 5,754 Total 100.0% 15.5% 21.3% 63.2% Percentage of past due total % of Loan Segment Total Past Due Greater Than 90 Days Past Due 60 – 89 Days Past Due 30 – 59 Days Past Due December 31, 2025 ($ in thousands) Commercial Real Estate Loans: $ - $ - $ - $ - $ - Non - Owner 0.16% 304 - - 304 Owner 0.03% 304 - - 304 Total Residential Real Estate: 0.30% 2,176 546 503 1,127 One - to - four family 0.44% 613 500 - 113 Home Equity 0.33% 2,789 1,046 503 1,240 Total 0.02% 49 1 - 48 Commercial and Industrial 0.10% 3 - - 3 Consumer 0.14% $ 3,145 $ 1,047 $ 503 $ 1,595 Total 100.0% 33.3% 16.0% 50.7% Percentage of past due total

ASSET QUALITY INDICATORS 29 3Q2026 2Q2026 1Q2026 4Q2025 3Q2025 ($ in thousands) 0.89% 0.92% 0.93% 0.93% 0.96% Allowance for credit losses % of total loans 248.4% 260.2% 437% 393% 364% Allowance for credit losses % of nonaccrual loans ($274) $1,789 $55 $41 $43 Net charge - offs/(recoveries) (0.05%) 0.33% 0.01% 0.01% 0.01% Net charge - offs/(recoveries) as a % average loans, annualized At September 30 , 2026 , the allowance for credit losses was $ 19 . 6 million, or 0 . 89 % of total loans, compared to $ 20 . 3 million, or 0 . 93 % of total loans, at December 31 , 2025 . The allowance for credit losses, as a percentage of nonaccrual loans, was 248 . 4 % and 393 . 2 % at September 30 , 2026 and December 31 , 2025 , respectively . During the nine months ended September 30 , 2026 , the Company reported net charge - offs of $ 1 . 6 million, representing an annualized net charge - off of 0 . 10 % of average loans . The increase in net charge - offs for the nine months ended September 30 , 2026 was due to the $ 1 . 8 million charge - off on the participation loan discussed on slide 27 .

ALLOWANCE FOR CREDIT LOSSES (“ACL”) 30 Management continues to remain attentive to any signs of deterioration in borrowers’ financial conditions and is proactive in taking the appropriate steps to mitigate risk . The allowance for credit losses as a percentage of total loans was 0 . 89 % at September 30 , 2026 and 0 . 93 % at December 31 , 2025 . At September 30 , 2026 , the allowance for credit losses as a percentage of nonaccrual loans was 248% , compared to 393 % at December 31 , 2025 . December 31, 2025 September 30, 2026 ACL/ Loan Segment Total Loans ACL ACL/ Loan Segment Total Loans ACL 1.01% $ 221,790 $ 2,245 0.95% $ 216,889 $ 2,066 C&I 1.25% 1,099,063 13,718 1.13% 1,058,490 11,986 CRE 0.49% 856,871 4,186 0.60% 914,207 5,472 Residential (1) 5.05% 2,929 148 5.18% 2,125 110 Consumer - - - - - - Unallocated 0.93% $ 2,180,653 $ 20,297 0.89% $ 2,191,711 $ 19,634 Total Loans $ in thousands for each period noted . (1) Includes home equity loans and home equity lines of credit .

ASSET QUALITY 31 3Q2026 2Q2026 1Q2026 4Q2025 3Q2025 $28.0 $40.3 $37.6 $17.2 $13.0 Special Mention 1.3% 1.8% 1.7% 0.8% 0.6% % of Total Loans $29.7 $23.6 $21.1 $22.5 $27.0 Substandard 1.4% 1.1% 1.0% 1.0% 1.3% % of Total Loans $57.7 $63.9 $58.7 $39.7 $40.0 Total Criticized Loans 2.6% 2.9% 2.7% 1.8% 1.9% % of Total Loans Total criticized loans, defined as special mention and substandard loans, totaled $ 57 . 7 million at September 30 , 2026 , or 2 . 6 % of total loans, compared to $ 39 . 7 million, or 1 . 8 % of total loans, at December 31 , 2025 . Loans designated special mention, which are not considered classified, increased $ 10 . 8 million, from $ 17 . 2 million, or 0 . 8 % of total loans, at December 31 , 2025 to $ 28 . 0 million, or 1 . 3 % of total loans, at September 30 , 2026 . During the same period, substandard loans increased $ 7 . 2 million to $ 29 . 7 million, or 1 . 4 % of total loans . The increase in substandard loans from December 31 , 2025 , to September 30 , 2026 , resulted from the downgrade of an $ 11 . 5 million commercial relationship from special mention to substandard . This was partially offset by the upgrade of a $ 5 . 8 million commercial relationship from substandard to special mention during the same period . At September 30 , 2026 , total criticized loans represent 20 . 6 % of Total RBC, compared to 14 . 3 % at December 31 , 2025 . ($ in millions)

ASSET QUALITY 32 At September 30 , 2026 , special mention loans totaled $ 28 . 0 million, or 1 . 3 % of total loans . Of the loans designated special mention, $ 15 . 6 million, or 55 . 7 % are commercial and industrial loans and $ 12 . 4 million, or 44 . 3 % are commercial real estate loans . At September 30 , 2026 , substandard loans totaled $ 29 . 7 million, or 1 . 4 % of total loans . Of the loans categorized as substandard, $ 4 . 1 million, or 13 . 8% , are commercial and industrial, $ 20 . 2 million, or 68 . 0% , are commercial real estate loans and $ 5 . 4 million, or 18 . 2% , are residential loans . Of the $ 57 . 7 million in criticized loans, 93 . 1 % are current and paying as agreed . The increase in criticized from December 31 , 2025 to September 30 , 2026 resulted from the downgrade of two commercial relationships totaling $ 21 . 5 million, from “pass” risk rating to “special mention” . The increase in substandard loans from June 30 , 2026 to September 30 , 2026 was attributable to an $ 11 . 5 million commercial loan relationship that was downgraded from special mention to substandard . This was partially offset by the upgrade of a $ 5 . 8 million commercial relationship from substandard to special mention during the same period . $15,597 $4,085 $12,369 $20,205 $5,448 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Special Mention Substandard Total Criticized Loans ($ in thousands) Residential Commercial Real Estate Loans Commercial and Industrial Loans

CAPITAL MANAGEMENT 33 We are well - capitalized with excess capital. December 31, 2025 September 30, 2026 Consolidated 9.13% 9.27% Tier 1 Leverage Ratio (to Adjusted Average Assets) 12.21% 12.31% Common Equity Tier 1 Capital (to Risk Weighted Assets) 12.21% 12.31% Tier 1 Capital (to Risk Weighted Assets) 14.19% 14.04% Total Capital (to Risk Weighted Assets) At September 30 , 2026 , the Bank’s Tier 1 Leverage Ratio was 9 . 47% . The Bank’s TCE ratio (1) , a non - GAAP financial measure, was 8 . 62 % at September 30 , 2026 . At September 30 , 2026 , available - for - sale unrealized losses of $ 23 . 1 million, net of tax, negatively impacted the TCE ratio by 0 . 8% . If the held - to - maturity unrealized losses of $ 28 . 8 million, net of tax, were factored in, the TCE ratio would decrease to 7 . 58% . Well Capitalized December 31, 2025 September 30, 2026 Westfield Bank 5.0% 9.32% 9.47% Tier 1 Leverage Ratio (to Adjusted Average Assets) 6.5% 12.46% 12.58% Common Equity Tier 1 Capital (to Risk Weighted Assets) 8.0% 12.46% 12.58% Tier 1 Capital (to Risk Weighted Assets) 10.0% 13.48% 13.54% Total Capital (to Risk Weighted Assets) (1) TCE is a non - GAAP measure. See slides 36 - 38 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures. x From a regulatory standpoint, we are well - capitalized with excess capital . x We take a prudent approach to capital management .

CAPITAL RETURN TO SHAREHOLDERS 34 # of Shares Year 720,975 2022 649,744 2023 934,282 2024 599,853 2025 186,000 1Q - 2026 195,000 2Q - 2026 215,000 3Q - 2026 Annual Dividends per Share Year $0.24 2022 $0.28 2023 $0.28 2024 $0.28 2025 $0.07 1Q - 2026 $0.07 2Q - 2026 $0.07 3Q - 2026 SHARE REPURCHASES DIVIDENDS PAID ON COMMON STOCK On April 22 , 2025 , the Board of Directors authorized the 2025 Repurchase Plan (“ 2025 Plan”), pursuant to which the Company may repurchase up to 1 . 0 million shares of its common stock, or approximately 4 . 8% , of the Company’s then - outstanding shares of common stock . During the three months ended September 30 , 2026 , the Company repurchased 215 , 000 shares of its common stock at an average price per share of $ 13 . 85 . For the nine months ended September 30 , 2026 , the Company repurchased 596 , 000 shares of its common stock at an average price per share of $ 13 . 72 . As of September 30 , 2026 , there were 276 , 465 shares of common stock available for repurchase under the 2025 Plan . On October 27 , 2026 , the Company announced that its Board of Directors authorized a new stock repurchase plan (the “ 2026 Plan”), pursuant to which the Company may repurchase up to 1 . 0 million shares of the Company’s common stock, or approximately 5 . 0 % of the Company’s outstanding common stock as of the date the 2026 Plan was authorized . The 2026 Plan will commence upon the completion of the 2025 Plan . On October 27 , 2026 , the Company also announced that its Board of Directors declared a quarterly cash dividend of $ 0 . 07 per share on the Company’s common stock . The dividend will be payable on or about November 25 , 2026 to shareholders of record on November 11 , 2026 .

CAPITAL MANAGEMENT 35 $11.89 $12.16 $12.26 $12.39 $12.34 $11.22 $11.49 $11.59 $11.72 $11.67 BOOK VALUE PER SHARE TANGIBLE BOOK VALUE PER SHARE (non - GAAP) (1) Book Value Tangible Book Value (non-GAAP) The Company’s book value per share was $12.34 at September 30, 2026, compared to $12.16 at December 31, 2025, while tangible book value per share, a non - GAAP financial measure, increased $0.18, or 1.6%, from $11.49 at December 31, 2025 to $11.67 at September 30, 2026. (1) Tangible book value is a non - GAAP measure. See slides 36 - 38 for the related tangible book value calculation and a reconciliatio n of GAAP to non - GAAP financial measures .

APPENDIX: NON-GAAP TO GAAP RECONCILIATION

Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its results of operations and financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

	For the quarter ended				
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
	(Dollars in thousands)				
Loan interest (no tax adjustment)	$ 28,497	$ 27,960	$ 27,440	$ 27,491	$ 26,690
Tax-equivalent adjustment	118	124	119	125	120
Loan interest (tax-equivalent basis)	$ 28,615	$ 28,084	$ 27,559	$ 27,616	$ 26,810
Loan interest (tax-equivalent basis)	$ 28,615	$ 28,084	$ 27,559	$ 27,616	$ 26,810
Less:					
Prepayment penalties	-	82	16	-	34
Adjusted loan income, excluding prepayment penalties (tax-equivalent basis) (non-GAAP)	$ 28,615	$ 28,002	$ 27,543	$ 27,616	$ 26,776
Average loans	$ 2,191,532	$ 2,189,867	$ 2,186,529	$ 2,166,804	$ 2,112,394
Average loan yield (no tax adjustment)	5.16%	5.12%	5.09%	5.03%	5.01%
Average loan yield (no tax adjustment), excluding prepayment penalties (non-GAAP)	5.16%	5.11%	5.09%	5.03%	5.01%
Average loan yield (tax-equivalent basis)	5.18%	5.14%	5.11%	5.06%	5.04%
Average loan yield (tax equivalent basis), excluding prepayment penalties (non-GAAP)	5.18%	5.13%	5.11%	5.06%	5.03%

36

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 37 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Net interest income (no tax adjustment) 19,994$ 19,321$ 18,825$ 18,829$ 18,092$ Tax equivalent adjustment 118 124 119 125 120 Net interest income (tax-equivalent basis) 20,112$ 19,445$ 18,944$ 18,954$ 18,212$ Net interest income (no tax adjustment) 19,994$ 19,321$ 18,825$ 18,829$ 18,092$ Less: Prepayment penalties - 82 16 - 34 Adjusted net interest income (non-GAAP) 19,994$ 19,239$ 18,809$ 18,829$ 18,058$ Average interest-earning assets 2,581,655$ 2,585,976$ 2,590,928$ 2,584,310$ 2,553,849$ Net interest margin (no tax adjustment) 3.07% 3.00% 2.95% 2.89% 2.81% Net interest margin (tax-equivalent) 3.09% 3.02% 2.97% 2.91% 2.83% Adjusted net interest margin, excluding prepayment penalties (no tax adjustment) (non-GAAP) 3.07% 2.98% 2.94% 2.89% 2.81% Book Value per Share (GAAP) 12.34$ 12.39$ 12.26$ 12.16$ 11.89$ Non-GAAP adjustments: Goodwill (0.63) (0.62) (0.62) (0.61) (0.61) Core deposit intangible (0.04) (0.05) (0.05) (0.06) (0.06) Tangible Book Value per Share (non-GAAP) 11.67$ 11.72$ 11.59$ 11.49$ 11.22$ For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 38 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Total Bank Equity (GAAP) 249,918$ 253,495$ 253,406$ 252,553$ 248,575$ Non-GAAP adjustments: Goodwill (12,487) (12,487) (12,487) (12,487) (12,487) Core deposit intangible, net of associated (562) (629) (696) (764) (831) Tangible Capital (non-GAAP) 236,869$ 240,379$ 240,223$ 239,302$ 235,257$ Tangible Capital (non-GAAP) 236,869$ 240,379$ 240,223$ 239,302$ 235,257$ Unrealized losses on HTM securities, net of tax (28,816) (22,193) (22,223) (22,019) (23,154) Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP) 208,053$ 218,186$ 218,000$ 217,283$ 212,103$ Common Equity Tier (CET) 1 Capital 260,010$ 257,436$ 257,398$ 256,019$ 253,044$ Total Assets for Leverage Ratio (non-GAAP) 2,746,319$ 2,746,042$ 2,751,073$ 2,746,949$ 2,721,892$ Tier 1 Leverage Ratio 9.47% 9.37% 9.36% 9.32% 9.30% Tangible Common Equity (non-GAAP) =Tangible Capital (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP) 8.62% 8.75% 8.73% 8.71% 8.64% Adjusted Tangible Common Equity for HTM Impact (non-GAAP) = Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non- GAAP)/Total Assets for Leverage Ratio (non-GAAP) 7.58% 7.95% 7.92% 7.91% 7.79% For the quarter ended (Dollars in thousands)

WESTFIELD BANK “WHAT BETTER BANKING’S ALL ABOUT” James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , First Vice President and Investor Relations Officer 39 141 Elm Street, Westfield, MA